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                                                                   Exhibit 10.19

                                                                  Draft: 7/15/98

                                 WASTEQUIP, INC.
                      1998 KEY EMPLOYEES STOCK OPTION PLAN

1.       PURPOSE

         The Wastequip, Inc. 1998 Key Employees Stock Option Plan, as the same may be amended (the "Plan"), is designed to foster the long-term growth and performance of Wastequip, Inc. (the "Company") by: (a) enhancing the Company's ability to attract and retain highly qualified employees and (b) motivating employees to serve and promote the long-term interests of the Company and its shareholders through stock ownership. To achieve this purpose, the Plan provides authority for the grant of Options to purchase Common Shares of Wastequip.

2.       DEFINITIONS

         (A) "AFFILIATE" - means the same definition as under Rule 12b-2 under the Exchange Act.

         (B) "ASSOCIATE" - means the same definition as under Rule 12b-2 under the Exchange Act.

         (C) "BENEFICIAL OWNER" - means a Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                  (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

                  (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (B) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on



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                           Schedule 13D under the Exchange Act (or any
                           comparable or successor report); or

               (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except as described in Section 1(c) (ii) (B) above) or disposing of any securities of the Company.

         (D) "BOARD OF DIRECTORS" - means the Board of Directors of the Company.

         (E) "CHANGE IN CONTROL" - means, at any time after the date of the adoption of this Plan, the occurrence of any one or more of the following:

                  (i) Any Person (other than any employee benefit plan or employee stock ownership plan of the Company, or any Person organized, appointed, or established by the Company, for or pursuant to the terms of any such plan), alone or together with any of its Affiliates or Associates, becomes the Beneficial Owner of [20]% or more of the total outstanding voting power of the Company, as reflected by the power to vote in connection with the election of Directors, or commences or publicly announces an intent to commence a tender offer or exchange offer the consummation of which would result in the Person becoming the Beneficial Owner of [20]% or more of the total outstanding voting power ---- of the Company as reflected by the power to vote in connection with the election of Directors.

               (ii) At any time during a period of 24 consecutive months, individuals who were Directors at the beginning of the period no longer constitute a majority of the members of the Board of Directors, unless the election, or the nomination for election by the Company's shareholders, of each Director who was not a Director at the beginning of the period is approved by at least a majority of the Directors who are in office at the time of the election or nomination and were either Directors at the beginning of the period or are Continuing Directors.

               (iii) A record date is established for determining shareholders entitled to vote upon (A) a merger or consolidation of the Company with another corporation (which is not an affiliate of the Company) in which the Company is not the surviving or continuing corporation or in which all or part of the outstanding Common Shares are to be converted into or exchanged for cash, securities, or other property,
                           (B) a sale or other disposition of all or substantially all of the assets of the Company, or
                           (C) the dissolution or liquidation (but not partial liquidation) of the Company.

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         (F) "CODE" - means the Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

         (G) "COMMITTEE" - means the Compensation Committee of the Board of Directors, or any other committee which the Board of Directors authorizes to administer all or any aspect of this Plan. The Committee will be constituted in a manner that satisfies the disinterested administration standard set forth in Rule 16b-3.

         (H) "COMMON SHARES" - means Common Shares, without par value, of the Company, including authorized and unissued Common Shares and treasury Common Shares.

         (I) "COMPANY" - means Wastequip, Inc., an Ohio corporation, and its direct and indirect subsidiaries.

         (J) "CONTINUING DIRECTOR" - means a Director who was a Director prior to a Change in Control or was recommended or elected to succeed a Continuing Director by a majority of the Continuing Directors then in office.

         (K) "DIRECTOR" - means a director of the Company.

         (L) "EXCHANGE ACT" - means the Securities and Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

         (M) "FAIR MARKET VALUE" of Common Shares - means the value of the Common Shares determined by the Committee, or pursuant to rules established by the Committee on a basis consistent with regulations under the Code.

         (N) "INCENTIVE STOCK OPTION" - means an Option that meets the requirements of Section 422 of the Code.

         (O) "OPTION" - means a right to purchase a specified number of Common Shares, during a specified period, and at a specified exercise price, all as determined by the Committee.

         (P) "OPTION AGREEMENT" - means any agreement between the Company and an Optionee that sets forth terms, conditions, and restrictions applicable to an Option.

         (Q) "OPTIONEE" - means any person to whom an Option has been granted under this Plan.

         (R) "PERSON" - means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a governmental authority.

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         (S) "RULE 16b-3" - means Rule 16b-3 under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

3.       ELIGIBILITY

         All employees of the Company and its subsidiaries, whether or not Directors, are eligible for the grant of Options. The selection of any such employees to receive Options will be within the discretion of the Committee. More than one Option may be granted to the same employee.

         Notwithstanding the foregoing, any individual who renounces in writing any right that he or she may have to receive Options under the Plan shall not be eligible to receive any Options hereunder.

4.       COMMON SHARES AVAILABLE FOR OPTIONS; ADJUSTMENT

         (a) Number of Common Shares. The aggregate number of Common Shares that may be subject to Options granted under this Plan during the term of this Plan will be equal to 300,000 Common Shares, subject to any adjustments made in accordance with the terms of this Section 4.

                  The assumption of Options granted by an organization acquired by the Company, or the grant of Options under this Plan in substitution for any such Options, will not reduce the number of Common Shares available in any fiscal year for the grant of Options under this Plan.

                  Common Shares subject to an Option that is forfeited, terminated, or cancelled without having been exercised will again be available for grant under this Plan, without reducing the number of Common Shares available in any fiscal year for grant of Options under this Plan, except to the extent that the availability of those Common Shares would cause this Plan or any Options granted under the Plan to fail to qualify for the exemption provided by Rule 16b-3. In addition, any Common Shares which are retained to satisfy an Optionee's withholding tax obligations or which are transferred to the Company by an Optionee to satisfy such obligations or to pay all or any portion of the exercise price of the Option in accordance with the terms of the Plan or the Option Agreement may be made available for reoffering under the Plan to any Optionee, except to the extent that the availability of those Common Shares would cause this Plan or any Option granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

         (b) No Fractional Common Shares. No fractional Common Shares will be issued, and the Committee will determine the manner in which the value of fractional Common Shares will be treated.

         (c) Adjustment. In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, including any transaction described under Section 424(a) of the Code, or in the event of a stock dividend, stock

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split, or distribution to shareholders (other than normal cash dividends), the
Committee will have authority to adjust, in any manner that it deems equitable, the number and class of Common Shares that may be issued under this Plan, the number and class of Common Shares subject to outstanding Options, and the exercise price applicable to outstanding Options, including as may be allowed or required under Section 424(a) of the Code.

5.       ADMINISTRATION

         (a) Committee. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to: (i) select the eligible employees who will receive Options, (ii) grant Options,
(iii) determine the number and types of Options to be granted to eligible employees, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Options, including timing and price, (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Options granted under this Plan, (vii) prescribe the forms of any Option Agreements, or other instruments relating to Options, and (viii) otherwise supervise the administration of this Plan.

         (b) Delegation. The Committee may delegate any of its authority to any other Person or Persons that it deems appropriate, provided the delegation does not cause this Plan or any Options granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3 or for the exemption from Section 162(m) of the Code for performance-based compensation.

         (c) Decisions Final. All decisions by the Committee, and by any other Person or Persons to whom the Committee has delegated authority, to the extent permitted by law, will be final and binding on all Persons.

         (d) No Liability. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

6.       OPTIONS

         (a) Grant of Options. The Committee will determine the type or types of Options to be granted to each Optionee and will set forth in the related Option Agreement the terms, conditions, exercise price, vesting periods, and restrictions applicable to each Option. Options may be granted singly or in combination or tandem with other options. Options may also be granted in replacement of, or in substitution for, other options granted by the Company, whether or not granted under this Plan; without limiting the foregoing, if an Optionee pays all or part of the exercise price or taxes associated with an Option by the transfer of Common Shares or the surrender of all or part of an Option (including the Option being exercised), the Committee may, in its discretion, grant a new option to replace the Common Shares that were transferred or the Option that was surrendered. The Company may assume obligations in respect of options granted by any Person acquired by the Company or may grant Options in replacement of, or in substitution for, any such Options.

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         (b) Types of Options. An Option may be an incentive Stock Option or an
Option that does not qualify as an Incentive Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code and regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value of the Common Shares with respect to which the Incentive Stock Option first becomes exercisable in any calendar year shall not exceed One Hundred Thousand Dollars ($100,000) (measured as of the effective date of the award of an Incentive Stock Option). The exercise price of an Option that does not qualify as an Incentive Stock Option may be more or less than the Fair Market Value of the Common Shares on the date the Option is granted.

         (c) Limits on Options. The maximum aggregate number of Common Shares for which Options may be granted to any particular employee during any calendar year during the term of this Plan is 50,000 Common Shares, subject to adjustment in accordance with Section 4 (c) hereof.

7.       PAYMENT OF EXERCISE PRICE

         The exercise price of an Option (other than an Incentive Stock Option) may be paid in cash, by the transfer of Common Shares, by the surrender of all or part of an Option (including the Option being exercised), or by a combination of these methods, as and to the extent permitted by the Committee but may not be paid by the surrender of all or part of an Option. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

8.       TAXES ASSOCIATED WITH OPTIONS

         Prior to the exercise of an Option, the Company may withhold, or require an Optionee to remit to the Company, an amount sufficient to pay any Federal, state, and local taxes associated with the exercise of the Option. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit an Optionee to pay any or all taxes associated with the exercise of the Option in cash, by the transfer of common Shares, by the surrender of all or part of an Option (including the Option being exercised), or by a combination of these methods.

9.       TERMINATION OF EMPLOYMENT

         If the employment of an Optionee terminates for any reason, all unexercised Options may be exercisable only in accordance with rules established by the Committee or as specified in the particular Option Agreement. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Options.

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10.      TERMINATION OF OPTIONS UNDER CERTAIN CONDITIONS

         The Committee may cancel any unexpired Options at any time if the Optionee is not in compliance with all applicable provisions of this Plan or with any Option Agreement or if the Optionee, without the prior written consent of the Company, engages in any one of the following activities:

                  (i) renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company;

                  (ii) discloses to anyone outside of the Company, or uses for any purpose other than the Company's business any confidential information or material relating to the Company, whether acquired by the Optionee during or after employment with the Company, in a fashion or with a result that the Committee, in its judgment, deems is or may be injurious to the best interests of the Company.

         The Committee may, in its discretion and as a condition to the exercise of an Option, require an Optionee to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Option Agreement and has not engaged in any activities referred to in clauses (i) and
(ii) above.

11.      CHANGE IN CONTROL

         In the event of a Change in Control, or in the event that the Board shall propose that the Company enter into a transaction that would result in a Change in Control, the Board may in its discretion, by written notice to the Optionees, provide that any one or more of the following conditions shall apply:

         (i) that all Options shall become immediately exercisable and/or that such Options shall terminate if not exercised prior to or in connection with the Change in Control or within some other prescribed period of time,

         (ii) that all Options shall be assumed by the successor entity or parent of such successor entity, and

         (iii) that substantially equivalent options or other equity-based incentive compensation shall be substituted by the successor entity or a parent of such successor entity.

Any such determination by the Board of Directors that is made after the occurrence of a Change in Control will not be effective unless a majority of the Directors then in office are Continuing Directors and the determination is approved by a majority of the Continuing Directors.

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12.      AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN; AMENDMENT OF
         OUTSTANDING OPTIONS

         (a) Amendment, Suspension, or Termination of this Plan. The Board of Directors may amend, suspend, or terminate this Plan at any time; provided, however, that in no event, without the approval of the Company's shareholders, shall any action of the Committee or the Board of Directors result in:

                  (i) increasing, except as provided in Section 4 (c) hereof, the maximum number of Common Shares that may be subject to Options granted under the Plan;

                  (ii) making any change which would cause any option granted under the Plan as an Incentive Stock Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code; or

                  (iii) making any change which would eliminate the exemption provided by Rule 16b-3 for this Plan and for Options granted under this Plan.

         (b) Amendment of Outstanding Options. The Committee may, in its discretion, amend the terms of any Option, prospectively or retroactively, but except as permitted in Section 11, no such amendment may impair the rights of any Optionee without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Option.

13.      OPTIONS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE THE UNITED STATES

         To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan,

                   (i) establish special rules applicable to Options granted to Optionees who are foreign nationals, are employed outside the United States, or both, including rules that differ from those established under this Plan, and

                  (ii) grant Options to such Optionees in accordance with those rules.

14.      NONASSIGNABILITY

         Unless otherwise determined by the Committee,

                  (i) no Option granted under the Plan may be transferred or assigned by the Optionee to whom it is granted other than by will or pursuant to the laws of descent and distribution, and

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                  (ii)     an Option granted under this Plan may be exercised
                           during the Optionee's lifetime, only by the Optionee.

15.      GOVERNING LAW

         The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Ohio.

16.      NO RIGHTS AS EMPLOYEES/SHAREHOLDERS

         Nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the employ of the Company or an Affiliate, or to serve as a member of the Board of Directors or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Option Agreement, or to interfere with or limit either the right of the Company or an Affiliate to terminate the employment of such Optionee at any time or the right of the shareholders of the Company to remove him or her as a member of the Board of Directors. Nothing contained in the Plan or in any Option Agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an Option until such time as Common Shares are actually issued to such Optionee pursuant to the exercise of the Option.

17.      EFFECTIVE AND TERMINATION DATES

         (a) Effective Date. This Plan was approved by the Board of Directors on July 23, 1998 and becomes effective upon adoption by the affirmative vote of the holders of a majority of the voting power of the Company, represented in person or by proxy, at any annual or special meeting of shareholders at which a quorum is present. The Plan shall be deemed to be adopted on the date of such shareholder meeting.

         (b) Termination Date. This Plan will continue in effect until midnight on July 31, 2008; provided, however, that Options granted on or before that date may extend beyond that date.

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